UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2006
HOME PRODUCTS INTERNATIONAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-17237	36-4147027

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4501 West 47th Street
Chicago, IL 60632

(Address of principal executive offices) (Zip Code)
(773) 890-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On January 24, 2006, Home Products International, Inc. (the “Company”) amended its Indenture dated May 14, 1998 (the “Indenture”) by and among the Company, the Subsidiary Guarantors(s) (as defined in the Indenture) and HSBC Bank USA as Successor Trustee (the “Trustee”) pursuant to the consent of approximately 94% of the holders (“Consenting Holders”) of the 9 5/8 Senior Subordinated Notes of the Company due 2008 (the “Notes”) issued under the Indenture. In consideration for consenting to the amendment to the Indenture (the “Amendment”) a one time consent fee will be paid by the Company equal to 25 basis points multiplied by the amount of principal due under the Note held by each such Consenting Holder.
          Pursuant to the requirements of Section 9.2 of the Indenture, Section 3.2 of the Indenture was amended and restated in its entirety to read as follows:
“SECTION 3.2. Financial Reports and Available Information. The Company will provide or make available to the Trustee and the holders of the Securities the interim or annual reports, as the case may be, disclosing at a minimum the information required under Rule 144 (c)(2) under the Securities Act of 1933 and presented in substantially the form required for such financial statements under Section 15(d) of the Exchange Act, within 15 days from the date that such reports would have been required to have been filed with the SEC if the Company was subject to Section 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers Certificates).”
There were no other modifications made to the Indenture pursuant to the Amendment.
Item 8.01. Other Events.
          As of January 24, 2006, pursuant to the Amendment, the requirement in the Indenture to voluntarily file annual reports and the information, documents and other reports that are required under Section 15(d) of the Exchange Act of 1934, as amended, with the Securities and Exchange Commission was eliminated. As a result, subsequent to the filing of this Form 8-K, the Company will no longer file reports with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired – Not Applicable
     (b) Pro Forma Financial Information – Not Applicable
     (c) Exhibits – Not Applicable

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 30, 2006

HOME PRODUCTS INTERNATIONAL, INC. (Registrant)
By:	/s/ Donald J. Hotz
Donald J. Hotz
Title:	Chief Financial Officer